SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              Date of Report (date of earliest event reported): July 16, 2008

                                QUANTUM MRI, INC.
                    ---------------------------------------
             (Exact name of Registrant as specified in its charter)



          Washington                     0-31679             54-0231483
 ----------------------------      -------------------    -------------------
 (State or other jurisdiction     (Commission File No.)    (IRS Employer
      of incorporation)                                   Identification No.)


                                 4750 Paton St.
                         Vancouver, B.C., Canada V6L 2J1
                      ------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (303) 506-1633


                                       N/A
                     -------------------------------------
          (Former name or former address if changed since last report)

Item 4.  Change in Registrant's Certifying Accountant

     On July 16, 2008 Manning Elliot LLP ("Manning Elliott") resigned as the Company's independent registered public accounting firm. . Manning Elliott resigned due to the lack of integrity and inability to rely on management representations. In the opinion of Manning Elliott, the Chief Executive Officer of the Company inappropriately signed, at least on one occasion, third party debt confirmation documents which were for the purpose of serving as audit evidence. Manning Elliott became aware of this issue on July 15, 2008. The Company has no audit committee and has a sole director who also serves as Chief Executive Officer.

     Manning Elliott audited the Company's financial statements for the fiscal years ended March 31, 2007 and 2006. The reports of Manning Elliot for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the reports of Manning Elliot for these fiscal years were qualified with respect to uncertainty as to the Company's ability to continue as a going concern. During the Company's two most recent fiscal years and subsequent interim period ended July 16, 2008 there were no disagreements with Manning Elliot on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures other than as described above, which disagreements, if not resolved to the satisfaction of Manning Elliot would have caused it to make reference to such disagreements in its reports.


Item 7.  Financial Statements, Exhibits and Pro Forma Financial Information

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  Exhibits

     16   Letter from the Company former auditors confirming the information in
          Item 4.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   July 18, 2008
                                          QUANTUM MRI, INC.


                                          By:   /s/ Kelly Fielder
                                              ---------------------------------
                                              Kelly Fielder
                                              President

                                   EXHIBIT 16

                                  Exhibit 16.1


Securities and Exchange Commission
100 F Street, N.E.
Washington, DC   USA   20549
[BARCODE]


Re:   Quantum MRI, Inc.

This letter will confirm that we reviewed Item 4.01 of the Company's Form 8-K dated July 16, 2008 captioned "Changes in Registrant's Certifying Accountant" and that we agree with the statements made therein as they relate to Manning Elliott LLP.

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.

/s/ MANNING ELLIOTT LLP
-----------------------------
CHARTERED ACCOUNTANTS

Vancouver, Canada

July 18, 2008